L.B. FOSTER COMPANY

                                STANDARD PRACTICE
                                 HUMAN RESOURCES
                              COMPANY VEHICLE PLAN


                              DATE: October 1, 2000
                          STANDARD PRACTICE NO: SP-P-10
                            SUPERSEDES: SP-P-10 dated
                                  March 1, 1999


         1.       GENERAL POLICY

                  It is the policy of the L.B. Foster Company to provide a leased vehicle and/or car allowance to employees holding one of the following positions:

         Chairman and President;
         Corporate officer;
         District  sales manager or product  manager with a job level of 12 or above;
         Other  manager with a job level of 15 or above;
         Outside sales person or sales manager with a job level  between
           6 and 10 or;
         An employee  who drives  12,000 business miles annually.

                  The Company intends to establish a leased vehicle safety committee and the members of the committee will be responsible for establishing an initial driver training program and a retraining and/or refresher training for long term employees.

         2.       PURPOSE

                  The purpose of this program is to establish procedures for complying with appropriate safety regulations and to minimize L.B. Foster's accident frequency and severity. The Company is 100% committed to this policy and procedure.

                  To provide a competitive environment in the area of employee benefits to attract and retain qualified personnel for eligible management and sales positions and to reduce Company expenses through the Leased Vehicle Plan by avoiding personal automobile mileage reimbursement for high business mileage use.

                                                                  SP-P-10
                                                                  Page 2
         3.       ELIGIBILITY
                   Monthly employee
                  Class:Group:Policy:deduction:


                  A Chairman & CEO $800.00 monthly car allowance N/A or President & COO to purchase or lease a vehicle based on criteria listed in 3A

                  B Corporate Officers $700.00 monthly car allowance      N/A
                  to purchase or lease a vehicle based
                  on criteria listed in 3A

                  C  Sales Managers $500.00 monthly car allowance      N/A
                     and product managers to purchase or lease a vehicle with a job level of 12 andbased on criteria listed in 3A. above and other managers with a job level of 15 and above who drive less than
                     12,000 business miles annually

                  D  Sales Managers Employees may select from $65.00 and
                  product managers  the following standard equipped
                           with a job level of 12 and vehicles through the L.B. Foster above and other managers lease program : with a job level of 15 andDodge Intrepid ES above who drive more Oldsmobile Intrigue GL than 12,000 business Pontiac Grand Prix miles annually

                  E Outside sales personnel, Employees may select from $50.00 and sales managers the following standard equipped with a job level between vehicles through the L.B. Foster 6 and 10; other lease program : participants who drive Chevrolet Malibu 12,000 business miles Ford Taurus SE annually Oldsmobile Alero

                                                                        SP-P-10
                                                                         Page 3

                  At the driver's discretion, automobile options may be added and are available at the invoice prices quoted at the time the order is placed. The only options which a driver may add are the options available for the make and models offered under the leased vehicle program. The cost for driver paid options must be paid by the employee to the leasing company (prior to placing the order with the manufacturer) through the Human Resources Department. The driver shall also be responsible for any and all State Tax attributable to the options. Should the driver fail to reimburse the Company for the sales tax within 60 days following the initial request for payment, such amount will be deducted from the employee's pay check.

                  Should a 4 wheel drive vehicle be required due to the nature or terrain of the driver's territory a special order form will be provided by the Human Resources Department and will require approval by the President. The only options which a driver may add are the options available for the make and models offered on the special order form.

                  The 4 wheel drive vechile will be as follows:
                    Ford Escape
                  The employee monthly contributions for the 4 wheel drive vehicle will based on the class D or E deductions.


                  A. Employees who receive car allowance must purchase/lease a vehicle based on the following guidelines:

                           1)       All vehicles must be 4 door vehicles.

                           2)       No vehicle which is classified as a
                                    convertible is allowed.

                           3)       No after market paint or decals are allowed.

                           4) No vehicle  may be  retained  beyond 5 model years
                              old or 75,000 miles, whichever comes first.

                           5)       No spoilers are allowed.

                  As you select the vehicle to purchase/lease with the L.B. Foster car allowance, it is incumbent upon you as an officer/manager of the company to select a make/model that represents the company in a favorable manner when you are engaged in L.B. Foster business.

         4.       ELIGIBLE DRIVERS

                  Except in emergencies, driving of the leased vehicle shall be limited to employee and the employee's spouse over the age of twenty-five (25).

                                                                    SP-P-10
                                                                     Page 4
          5.      RESPONSIBILITY

                  A.       Plan Participants

                                            1. It shall be the responsibility of
                                    each employee to monitor and report odometer
                                    readings as of each  November 1st and on the
                                    date his/her vehicle is replaced to validate
                                    the  personal  mileage   assumption.   These
                                    odometer readings are to be turned into the Payroll Department during the first week of November on the Company Automobile Odometer Form (attachment SP-P-10.1).

                                            2.  If  a  form  is  not   received,
                                    mileage  will be reported  at 100%  personal
                                    and reported as such on the employee's  W-2.
                                    It  shall  be  the  responsibility  of  each
                                    employee to maintain records documenting all
                                    business  and  personal   mileage  usage  in
                                    accordance with record keeping  requirements
                                    which may, from time to time, be required by
                                    the Internal Revenue Service, and to
                                    note   this   on  the   Company   Automobile
                                    Odometer   Form
                                    (attachment SP-P-10.1).

                           3. The driver is responsible for operating the vehicle in a safe manner. The use of seat belts is mandatory for the driver and all passengers. The use of alcohol or drugs is prohibited while operating a motor vehicle.

                           4. If any  driver  of a  company  leased  vehicle  is
                           issued a citation for a DUI the individual will be suspended from the use of such vehicle for one (1) year. If any employee is issued a second DUI citation, the privilege of a company leased vehicle will be removed permanently.

                           5. All employees receiving a car allowance must show proof of insurance annually by submitting a copy of insurance document to Human
                           Resources. This must be done in January.

                           6. Leased vehicle participants are required to adhere to the maintenance schedule under the leased vehicle maintenance program.

                           7. All participant's under this program shall be
                             required to execute SP-P-10.3 on an annual basis.

                  B.       Accounting and Payroll Departments

                                    It  shall  be  the   responsibility  of  the
                           Accounting and Payroll Departments to maintain and verify the records of all Leased Vehicle Plan participants with regard to payroll deductions, individual taxability calculations and W-2 reporting.


                                                                     SP-P-10
                                                                      Page 5

                  C.       Human Resources Department

                                            1. It shall be the responsibility of
                                    the Human Resources Department to monitor the fleet of Company leased automobiles in service, to provide lease values, to ensure that the appropriate forms are provided to each driver, and to acquire and dispose of all Company leased automobiles.

                          2.   The Vice  President,  Human Resources shall be
                           responsible for the interpretation and application of the provisions of the Leased Vehicle Plan.

                           3. The Human Resources Department shall be responsible for obtaining an application and completing a reference check on all new hires which will include obtaining a motor vehicle record on all new hires. The Human Resources Department shall obtain a copy of the new hire's drivers license prior to authorizing the use of a company vehicle.

                           4. The Human Resources Department shall be responsible for obtaining a motor vehicle record on each leased vehicle driver annually.

                           5. The Human Resources Department shall review motor
                              vehicle reports at time of hire and no less than annually thereafter in accordance with
                              SP-P-10.2.  Any driver found not in compliance
                              with    SP-P-10.2     shall
                             immediately be suspended from driving a
                             company vehicle.

              6. The Human Resources Department and the Risk Manager will be responsible for investigating all accidents.


         6.       PRACTICE

A. Pursuant to the Tax Reform Act of 1984, the value of the personal use of an employer provided automobile must be included in the employee's income and subjected to withholding tax.

B. The annual lease value of an automobile shall be based on its fair market value as determined through the Black Book New Car Invoice Guide, or for vehicles with lease dates beginning in 1998 and thereafter, valued on the manufacture's invoice price plus 4%.

C. The percentage of personal usage of the annual lease value shall represent an additional non-cash item which shall be included as employee income.

                                                                       SP-P-10
                                                                       Page 6

D. The annual lease value shall include all maintenance and insurance but not fuel.

E. Fuel shall be valued at $0.055 cents per personal mile driven for employees driving company leased vehicles.

F. The driver of a company leased vehicle is to use the fuel and maintenance card to charge fuel, maintenance, and repair expenses. Those expenses not charged through this program shall be reimbursed through the Weekly Expense Report. For body damage and repairs refer to 10(C).

G. Employees who receive a car allowance will be reimbursed via the Company expense report at the per mile rate established by the IRS (2000 rate is $0.325 cents).

H. Monthly deductions for Company automobiles shall be reclassified on the employee pay stub as federal withholding tax.

I. The dollar value of the Company automobile personal use benefit will appear as additional earnings on the employee pay stub and W-2.


         7.       TRANSFER

The transfer of any Company provided automobile between employees must be authorized by the Human Resources Department.

         8.       REPLACEMENT

A. Company leased vehicles shall be eligible for replacement after fifty (50) months of service or 60,000 miles, whichever comes first.

B. Automobiles ready for replacement may be purchased for 75% of the current Automotive Market Report (AMR) "clean" value, adjusted proportionally for any amount originally paid by the driver, plus any transfer taxes or other costs.

C. The automobile may be purchased by the original assigned driver or a member of his/her immediate family only (spouse and children). The original assigned driver is not authorized to purchase the vehicle merely for the purpose of selling the vehicle for profit to another individual.

D. Other employees may submit sealed bids for no less than 75% of the AMR "clean" value should the original assigned driver refuse the purchase opportunity. The highest bidder will be awarded the purchase.

                                                                     SP-P-10
                                                                      Page 7

Notwithstanding, the bids of participants in the Company Leased Vehicle Plan will be considered only if no other employee bids for the vehicle. In the event that there is more than one bidder, and the highest bidder purchased a Company leased vehicle within a period of twelve months prior to submission of the bid, then the next highest bidder will be awarded the vehicle.

E. Automobiles not purchased by employees (for use by the employee or his/her family) will be disposed of by the Human Resources Department.

F. An employee who purchases an automobile under this standard practice must provide proof of ownership for one year following the purchase. If the employee is unable to provide proof of ownership for one year then such employee will be required to pay the Company the difference between the purchase price and the Fair Market Value of the automobile at the time the car was purchased. The employee will be required to pay the Company the difference within 30 days or such amount will be deducted from his/her paycheck.


         9.       TERMINATION

A. At the Company's option, terminating employees may be authorized by the President or Vice President - Human Resources to purchase their assigned vehicle for themselves or members of their immediate family for 85% of the current AMR "clean" value, adjusted proportionally for any amount originally paid by the driver, plus any transfer taxes or other costs.

B. The immediate supervisor of a terminated employee shall be responsible for ensuring that the terminated employee deposits the leased vehicle and keys at the Company facility prior to or on the day of termination. If the employee wishes to purchase the automobile, he/she shall take possession of the car only when the sale has been finalized.

C. The Human Resources Department shall be responsible for authorizing the purchase price and release of the automobile to the terminated employee who has elected to purchase the vehicle.

         10.      ACCIDENT/LOSS RESPONSIBILITY/INSURANCE

A. Personal property The Corporate Vehicle Insurance Plan does not cover personal articles. Employees must secure their own insurance in the form of a homeowner's policy attachment or specific policy to cover such articles.

                                                                      SP-P-10
                                                                       Page 8

B. Company property Samples, literature, equipment, and supplies which are in the direct possession of an employee shall be the responsibility of the employee if lost, stolen, or damaged.

C. Accident and loss reports All accidents regardless of fault or amount of damage and property losses must be reported immediately to the employee's manager and the Insurance Department by personal contact and by use of the Preliminary Property Loss Report. Refer to SP-F-1.5 for the automobile accident claim procedures and SP-F-1.6 for reporting property loss.



         11.      TRAFFIC VIOLATIONS

It shall be the responsibility of the employee assigned the leased vehicle at the time of the traffic violation to pay any incurred traffic or parking tickets and/or fines. Should the employee fail to reimburse the Company (for any delinquent ticket) within 60 days following notification of the amount due, such amount will be deducted from the employee's paycheck.

The maximum allowable points per assigned leased vehicle participant will be as reflected on SP-P-10.2. Any participant, or driver, of any Company leased or owned vehicle shall be prohibited from driving a Company vehicle if such employee's points exceed 60.







         Prepared by:                                Approved by:

         /s/Monica Iurlano                           /s/Lee B. Foster
         -------------------------                   -------------------------
         Monica Iurlano                              Lee B. Foster II
         Vice President - Human Resources            Chairman & CEO